SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 28, 2003

GENTA INCORPORATED
(Exact Name of Registrant
as Specified in Its Charter)

Delaware	0-19635	33-0326866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Connell Drive
Berkeley Heights, NJ		07922
(Address of Principal Executive Offices)		(Zip Code)

(908) 286-9800
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     Genta Incorporated (“Genta”) entered into a Settlement Agreement and Release with the University of Pennsylvania (the “University”), dated as of October 22, 2003 (the “Settlement Agreement and Release”), to settle a claim asserted by the University to a portion of the $40.0 million initial development funding Genta received from Aventis Pharmaceuticals Inc. (“Aventis”) pursuant to collaborative agreements between Genta and Aventis. The University’s claim was based on a license agreement, dated as of August 1, 1991, between Genta and the University, as amended. Under the license agreement, Genta acquired from the University exclusive rights to antisense oligonucleotides directed against the Bcl-2 mRNA, as well as methods of their use for the treatment of cancer. In April 2002, Genta entered into a series of collaborative agreements with Aventis to develop and commercialize GenasenseTM, an antisense compound that is based on the patents covered in the license agreement between Genta and the University.

     Under the Settlement Agreement and Release, in exchange for the University’s foregoing any and all claims in the future to any portion of any milestone and other payments (other than royalty payments on sales) made to Genta pursuant to the collaborative agreements, Genta will make the following payments to the University: (i) $750,000 on November 5, 2003, (ii) $250,000 on February 2, 2004, (iii) $1.5 million upon the first new drug application or foreign equivalent approval of Genasense TM and (iv) provided that the first new drug application or foreign equivalent approval of GenasenseTM has been received by Genta, $750,000 on the earlier of (a) the second new drug application or foreign equivalent approval of GenasenseTM or (b) December 30, 2004.

     In conjunction with the Settlement Agreement and Release, Genta and the University entered into a Second Amendment to License Agreement, dated as of October 22, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

     99.1** License Agreement, dated as of August 1, 1991, by and between Genta Incorporated and the Trustees of the University of Pennsylvania.

     99.2** Amendment to License Agreement, dated as of December 19, 2000, by and between Genta Incorporated and the Trustees of the University of Pennsylvania.

     99.3 ** Second Amendment to License Agreement, dated as of October 22, 2003, by and between Genta Incorporated and the Trustees of the University of Pennsylvania.

     99.4 Settlement Agreement and Release, dated as of October 22, 2003, by and between Genta Incorporated and the Trustees of the University of Pennsylvania.

** Genta has requested confidential treatment of certain portions of this exhibit.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTA INCORPORATED

		By:	/s/ RAYMOND P. WARRELL, JR., M.D.

			Name:	Raymond P. Warrell, Jr., M.D.
			Title:	Chairman, President, Chief Executive
Officer and Principal Executive Officer

Date:	October 28, 2003	By:	/s/ WILLIAM P. KEANE

			Name:	William P. Keane
			Title:	Vice President, Chief Financial Officer
and Principal Accounting Officer

EXHIBIT LIST

Exhibit

99.1**	License Agreement, dated as of August 1, 1991, by and between Genta Incorporated and the Trustees of the University of Pennsylvania.

99.2**	Amendment to License Agreement, dated as of December 19, 2000, by and between Genta Incorporated and the Trustees of the University of Pennsylvania.

99.3**	Second Amendment to License Agreement, dated as of October 22, 2003, by and between Genta Incorporated and the Trustees of the University of Pennsylvania.

99.4	Settlement Agreement and Release, dated as of October 22, 2003, by and between Genta Incorporated and the Trustees of the University of Pennsylvania.

** Genta has requested confidential treatment of certain portions of this exhibit.